SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/X/  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                     AVANT!
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                     AVANT!
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) or Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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


                               AVANT! CORPORATION
                             1208 East Arques Avenue
                           Sunnyvale, California 94086
                                 April 17, 1997

TO THE STOCKHOLDERS OF AVANT! CORPORATION


Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of Avant! Corporation (the "Company"), which will be held at the Company's principal executive offices at 1208 East Arques Avenue, Sunnyvale, California 94086, on Thursday, May 15, 1997, at 4:00 p.m.

   Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

   It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

   On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.


                                                  Sincerely,

                                                  Gerald C. Hsu
                                                  President,   Chief   Executive
                                                  Officer  and  Chairman  of the
                                                  Board of Directors

                               AVANT! CORPORATION
                             1208 East Arques Avenue
                           Sunnyvale, California 94086

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 1997


    The Annual Meeting of Stockholders (the "Annual Meeting") of Avant! Corporation (the "Company") will be held at the Company's principal executive offices at 1208 East Arques Avenue, Sunnyvale, California 94086, on Thursday, May 15, 1997, at 4:00 p.m. for the following purposes:

       1. To elect five directors of the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

       2. To approve an amendment to the Company's 1995 Stock Option/Stock Issuance Plan to increase the total number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares and to modify the limit on the number of shares that may be granted thereunder to any individual;

       3. To approve an amendment to the Company's Certificate of Incorporation increasing the number of shares of the Company's Common Stock reserved for issuance thereunder by 25,000,000 shares;

       4. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the year ending December 31, 1997; and

       5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

    The foregoing items of business are more fully described in the attached Proxy Statement.


    Only stockholders of record at the close of business on April 1, 1997 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's headquarters located at 1208 East Arques Avenue, Sunnyvale, California, during ordinary business hours for the ten-day period prior to the Annual Meeting.


                                             BY ORDER OF THE BOARD OF DIRECTORS,


                                             Eric A. Brill
                                             Secretary


Sunnyvale, California
April 17, 1997



WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

                               AVANT! CORPORATION
                             1208 East Arques Avenue
                           Sunnyvale, California 94086


                                 PROXY STATEMENT


                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 1997


    These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Avant! Corporation, a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's principal executive offices at 1208 East Arques Avenue, Sunnyvale, California 94086, on Thursday, May 15, 1997, at 4:00 p.m., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about April 17, 1997.

                               PURPOSE OF MEETING

    The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

    The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On April 1, 1997, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 25,349,423 shares of Common Stock outstanding. Each stockholder of record on April 1, 1997 is entitled to one vote for each share of Common Stock held by such stockholder on April 1, 1997. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

QUORUM REQUIRED

    The Company's bylaws provide that the holders of a majority of the Company's Common Stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTES REQUIRED

    PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Annual Meeting. The five nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non- votes are not counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.


    PROPOSAL 2. Approval of the amendment to the Company's 1995 Stock Option/Stock Issuance Plan requires the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions are not affirmative votes, and, therefore, will have the same effect as votes against the proposal. Broker non-votes will not be treated as entitled to vote on the proposal and thus will not effect the outcome of the vote on the proposal.

    PROPOSAL 3. Approval of the amendment to the Company's Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. Abstentions and broker non-votes are not affirmative votes, and, therefore, will have the same effect as votes against the proposal.

    PROPOSAL 4. Ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the year ending December 31, 1997 requires the affirmative vote of a majority of those shares present in person or represented by proxy and cast either affirmatively or negatively at the Annual Meeting. Abstentions are not affirmative votes, and, therefore, will have the same effect as votes against the proposal. Broker non-votes will not be treated as entitled to vote on the proposal and thus will not effect the outcome of the vote on the proposal.

PROXIES

    Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal No. 1), FOR Proposals No. 2, No. 3 and No. 4 and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

SOLICITATION OF PROXIES


    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or agents of the Company. No additional compensation will be paid to these individuals for any such services. The Company also has retained Corporate Investor
Communications ("CIC") to assist in the solicitation of proxies. CIC will receive a fee for such services of approximately $4,000 plus out-of-pocket expenses, which will be paid by the Company. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

    The directors who are being nominated for election to the Board of Directors (the "Nominees"), their ages as of February 28, 1997, their positions and offices held with the Company and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The five Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting or until their successors have been duly elected and qualified.

      NOMINEES        AGE  POSITIONS AND OFFICES HELD WITH THE COMPANY
------------------- ----- -------------------------------------------
Gerald C. Hsu ......50    President, Chief Executive Officer and
                          Chairman of the Board of Directors

Y. Eric Cho ........49    Senior Vice President of Corporate
                          Operations and Director

Eric A. Brill(1)  ..46    Director and Secretary

Tench Coxe(1)(2)  ..38    Director

Tatsuya Enomoto(2)  55    Director

----------
(1) Member of Audit Committee
(2) Member of Compensation Committee


    Mr. Hsu joined the Company in March 1994 as President, Chief Executive Officer and a director, and has been Chairman of the Board of Directors since November 1995. From July 1991 to March 1994, Mr. Hsu was employed by Cadence Design Systems, Inc. ("Cadence"), an electronic design automation company, where his last position was President and General Manager of the IC Design Group. From June 1988 to July 1991, Mr. Hsu was employed by Sun Microsystems, Inc., an engineering workstation company, where his last position was Director of Strategic Business Development. Mr. Hsu holds an S.M. in Ocean Engineering from the Massachusetts Institute of Technology, an M.S. in Mechanics and Hydraulics from the University of Iowa and a B.S. in Applied Mathematics from the National Chung-Hsing University, Taiwan.


    Dr. Cho co-founded the Company in February 1991 and has been a director of the Company since such date. From January 1996 to the present, Dr. Cho has served as the Senior Vice President of Corporate Operations. From October 1993 until January 1996, Dr. Cho served as the Vice President of Asian Operations. From the inception of the Company until October 1993, Dr. Cho served as Vice President of Sales and Marketing. From September 1986 to February 1991, Dr. Cho was employed by Cadence where his last position was a Marketing Director of the IC Division. Dr. Cho holds an M.B.A. from New York University, an M.S. and a Ph.D. in Electrical Engineering and Computer Science from the University of California, Berkeley and a B.S. in Electrical Engineering from the National Chiao-Tung University, Taiwan.

    Mr. Brill has been a director and the Secretary of the Company since November 1996. Mr. Brill is a corporate and securities attorney whose practice focuses principally on technology companies and private investment partnerships. He has been in private practice since 1993, and previously practiced with the San Francisco law firm of Farella, Braun & Martel. Mr. Brill holds a B.S. in History from Cleveland State University and a J.D. from the Harvard Law School.

    Mr. Coxe has been a director of the Company since February 1992. Mr. Coxe is a general partner of the general partner of Sutter Hill Ventures, a venture capital investment firm, and has been associated with Sutter Hill Ventures since 1987. Mr. Coxe holds a B.A. in Economics from Dartmouth College and an M.B.A. from the Harvard Business School.

    Dr. Enomoto has been the President of Mitsubishi Electric Semiconductor Software Corporation, a semiconductor engineering company and a subsidiary of Mitsubishi Electric Corporation ("MELCO"), since June 1993. From 1962 to June 1993, Dr. Enomoto was employed by MELCO where his last position was General Manager of the ASIC Design Engineering Center. Dr. Enomoto holds a Ph.D. in Engineering from the University of Tokyo.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    During the year ended December 31, 1996, the Board of Directors held 11 meetings and acted by written consent on one occasion. For the year, each of the current directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings or actions by written consent of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board of Directors on which each such director served. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee.

    During the year ended December 31, 1996, the Audit Committee of the Board of Directors met two times. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the Company's auditors, the performance of the Company's auditors and the accounting practices of the Company. The members of the Audit Committee are Messrs. Brill and Coxe. Robert C. Kagle, a former member of the Board of Directors, resigned from the Board of Directors and the Audit Committee in October 1996, due to personal reasons unrelated to the Company. Mr. Brill was appointed to the Audit Committee in November 1996.

    During the year ended December 31, 1996, the Compensation Committee of the Board of Directors met three times and acted by written consent on two occasions. The Compensation Committee administers the 1995 Stock Option/Stock Issuance Plan, reviews the performance and sets the compensation of the Chief Executive Officer of the Company, and approves the compensation of the executive officers of the Company and reviews the compensation programs for other key employees, including salary and cash bonus levels, as set by the Chief Executive Officer. The members of the Compensation Committee are Messrs. Coxe and Enomoto. Mr. Kagle resigned from the Compensation Committee in October 1996, and Mr. Enomoto was appointed to the Compensation Committee in October 1996.

DIRECTOR COMPENSATION

    Except for grants of stock options, directors of the Company generally do not receive compensation for services provided as a director. The Company also does not pay compensation for committee participation or special assignments of the Board of Directors.


    Non-employee directors are eligible for option grants pursuant to the provisions of the Automatic Option Grant Program under the Company's 1995 Stock Option/Stock Issuance Plan. On May 30, 1996 and November 22, 1996, Messrs. Enomoto and Brill, respectively, were each granted an option to purchase 20,000 shares of Common Stock at an exercise price of $18.50 and $26.00 per share, respectively, under the Automatic Option Grant Program. Under the Automatic Option Grant Program, each individual who first becomes a non-employee director after the date of the Company's initial public offering will be granted an option to purchase 20,000 shares on the date such individual joins the Board of Directors, provided such individual has not been in the prior employ of the Company. In addition, at the 1996 Annual Stockholders Meeting and each Annual Stockholders Meeting thereafter, each individual who continues to serve and has served as a non-employee director for at least six months prior to such Annual Meeting will receive an additional option grant to purchase 5,000 shares of Common Stock, whether or not such individual has been in the prior employ of the Company. Thus, on May 30, 1996, Messrs. Coxe and Kagle received an additional option grant to purchase 5,000 shares of Common Stock. For further information concerning the terms of these automatic grants, please see the summary of the Automatic Option Grant Program below under the heading, "Proposal No. 2:
Amendment of the 1995 Stock Option/Stock Issuance Plan."

    Non-employee directors not serving on the Compensation Committee and directors who are also employees of the Company are eligible to receive options and be issued shares of Common Stock directly under the 1995 Stock Option/Stock Issuance Plan. Employee-directors are also eligible to participate in the Company's Employee Stock Purchase Plan.


RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED HEREIN.

                                 PROPOSAL NO. 2

             AMENDMENT OF THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN


    The Company's 1995 Stock Option/Stock Issuance Plan (the "Option Plan") was adopted by the Board of Directors (the "Board") in April 1995 and approved by the stockholders in May 1995. The stockholders are being asked to vote on a proposal to approve an amendment to the Option Plan to increase the number of shares of Common Stock available for issuance under the Option Plan by 1,000,000 shares and to modify the limit on the number of shares that may be granted under the Option Plan to any participant. The Board adopted the amendment on April 11, 1997 subject to stockholder approval at the Annual Meeting. The Company established the Option Plan as a successor to the 1993 Stock Option/Stock Issuance Plan ("Predecessor Plan") to provide a means whereby employees, officers, directors, consultants, and independent advisers of the Company or parent or subsidiary corporations may be given an opportunity to purchase shares of Common Stock. The Board believes the amendment is necessary in order to provide the Company with a sufficient reserve of Common Stock for future option grants needed to attract, employ, and retain employees, directors, and consultants of outstanding ability.

    The principal terms and provisions of the Option Plan as modified by the recent amendment are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Option Plan. A copy of the Option Plan will be furnished by the Company to any stockholder upon written request to the Secretary at the executive offices in Sunnyvale, California.

                         DESCRIPTION OF THE OPTION PLAN


    STRUCTURE. The Option Plan is divided into three separate components: (i) the Discretionary Option Grant Program under which employees, non-employee directors and consultants may, at the discretion of the Compensation Committee of the Board (the "Committee"), be granted options to purchase shares of Common Stock at an exercise price not less than eighty-five percent (85%) of their fair market value on the grant date, (ii) the Stock Issuance Program under which such persons may, in the Committee's discretion, be issued shares of Common Stock directly through the purchase of such shares at a price not less than eighty-five percent (85%) of their fair market value at the time of their issuance or as a bonus tied to the performance of services, and (iii) the Automatic Option Grant Program under which option grants will automatically be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to their fair market value on the grant date.

    ADMINISTRATION. The Committee, which is comprised of two (2) or more Board members, administers the Option Plan. Committee members serve for such period of time as the Board may determine. No Board member may serve on the Committee if he or she has received an option grant or stock award under the Option Plan or under any other stock plan of the Company or its parent or subsidiary corporations within the twelve (12) month period preceding his or her appointment to the Committee, other than grants under the Automatic Option Grant Program. The Option Plan may also be administered with respect to optionees who are not executive officers subject to the short-swing profit rules of federal securities laws by the Board or a secondary committee comprised of one or more Board members.

    The Committee (or Board or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the Option Plan) to determine the eligible individuals who are to receive grants under the Option Plan, the number of shares to be covered by each granted option, the date or dates on which the option is to become exercisable, the maximum term for which the option is to remain outstanding, and whether the granted option will be an incentive stock option ("Incentive Option") which satisfies the requirements of section 422 of the Internal Revenue Code (the "Code") or a non-statutory option not intended to meet such requirements and the remaining provisions of the option grant.


    ELIGIBILITY. Employees (including officers), consultants and independent contractors who render services to the Company or its subsidiary corporations (whether now existing or subsequently established) are eligible to receive option grants under the Discretionary Option Grant Program. A non-employee director of the Company or any parent or subsidiary corporation is also eligible for option grants under the Discretionary Option Grant Program, provided he or she is not a member of the Committee.

    As of February 28, 1997, approximately 446 persons (including three executive officers and two non-employee directors) were eligible to participate in the Option Plan.

    SECURITIES SUBJECT TO OPTION PLAN. The maximum number of shares of Common Stock which may be issued over the term of the Option Plan is 4,305,575 shares. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Option Plan effective date, under the Predecessor Plan as last approved by the Company's stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Option Plan and any other shares which would have been available for future option grants under the Predecessor Plan, plus 1,750,000 shares plus (ii) an increase of 240,000 shares representing the automatic yearly increase under the Option Plan plus (iii) an additional increase of 1,000,000 shares, which is the subject of this Proposal No. 2. The number of shares of Common Stock available for issuance under the Option Plan shall automatically increase on the first trading day of each calendar year during the term of the Option Plan by an amount equal to one percent (1%) of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year. No Incentive Options may be granted under the Option Plan on the basis of such annual increases.

    Prior to the amendment, no one person participating in the Option Plan could receive options and direct stock issuances for more than 1,000,000 shares of Common Stock in the aggregate over the term of the Option Plan. If Proposal No. 2 is approved, no one person may receive options and direct stock issuances for more than 1,000,000 shares per calendar year.

    Should an option expire or terminate for any reason prior to exercise in full, including options incorporated from the Predecessor Plan, the shares subject to the portion of the option not so exercised will be available for subsequent option grants under the Option Plan.

DISCRETIONARY OPTION GRANT PROGRAM

    PRICE AND EXERCISABILITY. The option exercise price per share in the case of an Incentive Option may not be less than one hundred percent (100%) of the fair market value of the Common Stock on the grant date and, in the case of a non-statutory option, eighty-five percent (85%) of the fair market value of the Common Stock on the grant date. Options granted under the Discretionary Option Grant Program become exercisable at such time or times and during such period as the Committee may determine and set forth in the instrument evidencing the option grant.

    The exercise price may be paid in cash or in shares of Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The Committee may also assist any optionee (including an officer or director) in the exercise of his or her outstanding options by (a) authorizing a Company loan to the optionee, or
(b) permitting the optionee to pay the exercise price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the Committee in its sole discretion.

    No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. Options are not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee's lifetime, the option may be exercised only by the optionee.

    TERMINATION OF SERVICE. Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. The Committee has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

    The shares of Common Stock acquired upon the exercise of one or more options may be subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The Committee has complete discretion in establishing the vesting schedule to be in effect for any such unvested shares and may cancel the Company's outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the canceled rights.

    INCENTIVE OPTIONS. Incentive Options may only be granted to individuals who are employees of the Company or its parent or subsidiary corporation. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of the Common Stock for which one or more options granted to any employee under the Option Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under section 422 of the Code shall not exceed $100,000.

    LIMITED STOCK APPRECIATION RIGHTS. One or more officers of the Company subject to the short- swing profit restrictions of the federal securities laws may, at the discretion of the Committee, be granted limited stock appreciation rights in connection with their option grants under the Option Plan. Any option with such a limited stock appreciation right in effect for at least six (6) months will automatically be canceled, to the extent exercisable for one or more vested option shares, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return, the officer will be entitled to a cash distribution from the Company in an amount per canceled option share equal to the excess of (i) the highest price per share of Common Stock paid in the tender offer over (ii) the option exercise price.


    TANDEM STOCK APPRECIATION RIGHTS. The Committee is authorized to issue tandem stock appreciation rights in connection with option grants under the Discretionary Option Grant Program. Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option on the option surrender date over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Committee, be made in cash or in shares of Common Stock.


AUTOMATIC OPTION GRANT PROGRAM


    Under the Automatic Option Grant Program, non-employee directors will receive option grants at specified intervals over their period of Board service. These special grants may be summarized as follows:

    o Each individual who was a non-employee director on the date of the initial public offering and each individual who becomes a non-employee director after such date, whether through election by the stockholders or appointment by the Board, will automatically be granted, at the time of the offering or (if later) at the time of such initial election or appointment, a non-statutory stock option to purchase 20,000 shares of Common Stock.

    o On the date of each Annual Stockholders Meeting, each individual who continues to serve as a non-employee director will receive an additional grant of a non-statutory stock option under the Option Plan to purchase 5,000 shares of Common Stock, provided such individual has been a member of the Board for at least six months.

    Each option grant under the Automatic Option Grant Program will be subject to the following terms and conditions:

       1. The option price per share will be equal to the fair market value per share of Common Stock on the automatic grant date, and each option is to have a maximum term of ten years from the grant date

       2. Each automatic option grant will be immediately exercisable for all of the option shares; the shares purchasable under the option will be subject to repurchase at the original exercise price in the event the optionee's Board service should cease prior to full vesting. With respect to each initial grant, the repurchase right shall lapse and the optionee vest in four (4) equal annual installments from the grant date. Each annual grant shall vest upon the optionee's completion of one (1) year of Board service from the option grant date.

       3. The option will remain exercisable for a 12-month period following the optionee's termination of service as a director for any reason and may be exercised following the director's death by the personal representatives of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) for which it is exercisable at the time of the optionee's cessation of Board service.

       4. The option shares will become fully vested in the event of a Corporate Transaction (as defined below) or a Change in Control (as defined below). The option shares will also become fully vested in the event of the optionee's cessation of Board service by reason of death or permanent disability.

       5. Upon the occurrence of a hostile tender offer, the optionee will have a thirty (30) day period in which to surrender to the Company each automatic option which has been in effect for at least six (6) months and the optionee will in return be entitled to a cash distribution from the Company in an amount per canceled option share (whether or not the optionee is otherwise vested in those shares) equal to the excess of (i) the highest reported price per share of Common Stock paid in the tender offer over (ii) the option exercise price payable per share.

       6. Option grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of that program. The remaining terms and conditions of the option will in general conform to the terms described below for option grants under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

STOCK ISSUANCE PROGRAM

    Shares may be sold under the Stock Issuance Program at a price per share not less than eighty-five percent (85%) of fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

    The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Committee will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Option Plan.

    In the event of a Corporate Transaction (as defined below), all of the Company's outstanding repurchase rights under the Stock Issuance Program will terminate automatically (and all the shares subject to such terminated rights will fully vest), unless such repurchase rights are assigned to the successor corporation. Any repurchase rights assigned will automatically terminate (and shares subject to such rights will fully vest) if the optionee's service is subsequently terminated by reason of an involuntary termination within eighteen (18) months following the Corporate Transaction.

GENERAL PROVISIONS

    ACCELERATION  OF   OPTIONS/TERMINATION   OF  REPURCHASE  RIGHTS.   Upon  the
occurrence of either of the following transactions (a "Corporate Transaction"):

       (i) the sale, transfer, or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company, or

       (ii) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, each outstanding option under the Option Plan will, immediately prior to the effective date of the Corporate Transaction, become fully vested for all of the shares at the time subject to such option. However, an outstanding option will not accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Committee at the time of the option grant. Immediately following the consummation of the Corporate Transaction, all outstanding options will terminate and cease to be exercisable, except to the extent assumed by the successor corporation. See also "Employment Contracts and Change in Control Arrangements" for a discussion of the acceleration of vesting of options held by certain officers of the Company in the event of a hostile take-over of the Company.

    Also upon a Corporate Transaction, the Company's outstanding repurchase rights applicable to options granted under the Discretionary Option Grant Program will terminate automatically unless assigned to the successor corporation.

    Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Company's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the optionee's service should subsequently terminate by reason of an involuntary termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the involuntary termination.

   Upon the occurrence of the following transactions ("Change in Control"):

       (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) acquires beneficial ownership of more than fifty percent (50%) of the Company's outstanding voting stock without the Board's recommendation, or

       (ii) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the directors ceases, by reason of a proxy contest, to be comprised of individuals who (a) have been directors continuously since the beginning of such period or (b) have been elected or nominated for election as directors by a majority of the Board in (a) who were still in office at the time such election or nomination was approved by the Board, the Committee has the discretion to accelerate outstanding options and terminate the Company's outstanding repurchase rights. The Committee also has the discretion to terminate the Company's outstanding repurchase rights upon the subsequent termination of the optionee's service within a specified period following the Change in Control.

    The acceleration of options in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt, or other efforts to gain control of the Company.

    VALUATION. For purposes of establishing the option price and for all other valuation purposes under the Option Plan, the fair market value of a share of Common Stock on any relevant date will be the closing price per share of Common Stock on that date, as such price is reported on the Nasdaq National Market. The closing price of the Common Stock on February 28, 1997 was $30.50 per share.

    CHANGES  IN  CAPITALIZATION.  In the event any  change is made to the Common
Stock issuable under the Option Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Option Plan, (ii) the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances per calendar year, (iii) the maximum number and/or class of securities for which the share reserve is to increase automatically each year, (iv) the number and/or class of securities for which automatic option grants are to be subsequently made per director under the Automatic Option Grant Program and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder.

    Each outstanding option which is assumed in connection with a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would otherwise have been issued, in consummation of such Corporate Transaction, to the option holder had the option been exercised immediately prior to the Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share and to the class and number of securities available for future issuance under the Option Plan on both an aggregate and a per-participant basis.

    OPTION PLAN AMENDMENTS. The Board may amend or modify the Option Plan in any and all respects whatsoever. However, the Board may not, without the approval of the Company's stockholders, (i) materially increase the maximum number of shares issuable under the Option Plan (except in connection with certain changes in capitalization), or (ii) materially modify the eligibility requirements for option grants. Prior to the amendment of the Option Plan which is the subject of this Proposal No. 2, the Board could not, without stockholder approval, amend the Option Plan to materially increase the benefits accruing to participants under the Option Plan.

    Unless sooner terminated by the Board, the Option Plan will in all events terminate on March 31, 2007. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants. Prior to the amendment of the Option Plan which is the subject of this Proposal No. 2, the Board could not, without stockholder approval, amend the Option Plan to materially increase the benefits accruing to participates under the Option Plan.

    As of February 28, 1997 options covering approximately 2,357,000 shares were outstanding under the Option Plan, 439,000 shares remained available for future option grant, and 643,000 shares have been issued under the Option Plan. The expiration dates for all such options range from February 12, 2000 to January 14, 2007. In addition, in connection with the acquisition of Integrated Silicon Systems, Inc. ("ISS"), Anagram, Inc. ("Anagram"), Meta-Software, Inc. ("Meta"), FrontLine Design Automation, Inc. ("FrontLine"), and NexSyn Design Technology, Inc. ("NexSyn"), the Company assumed the outstanding options of each company. Accordingly, under the ISS, Anagram, Meta, FrontLine and NexSyn option plans as of February 28, 1997, options covering approximately 1,080,000 , 237,450, 566,847, 341,821 and 22,564 shares, respectively, were outstanding.

NEW PLAN BENEFITS AND OPTION GRANT TABLE

    Because the Option Plan is discretionary, benefits to be received by individual optionees are not determinable. However, each of Messrs. Coxe and Enomoto (Mr. Brill will not have completed six months of service on the Board) will receive an option grant to purchase 5,000 shares under the Automatic Option
Grant Program on the date of the Annual Meeting with an exercise price per share equal to the closing price per share of Common Stock on the date of that Annual
Meeting. The table below shows, as to each of the Named Officers named in the Summary Compensation Table and the various indicated groups, (i) the number of shares of Common Stock for which options have been granted under the Option Plan for the one (1)-year period ending December 31, 1996, plus the period through February 28, 1997 and (ii) the weighted average exercise price per share. No direct stock issuances have been made under the Option Plan to date.

                                                                                      WEIGHTED
                                                                                  AVERAGE EXERCISE
                                                                     NUMBER OF        PRICE OF
                        NAME AND POSITION                          OPTION SHARES  GRANTED OPTIONS
---------------------------------------------------------------- --------------- ----------------
Gerald C. Hsu ...................................................     475,000         $26.58
 President, Chief Executive Officer and Chairman of the
 Board of Directors

Y. Eric Cho .....................................................     100,000          32.35
 Senior Vice President of Corporate Operations and Director

John P. Huyett ..................................................      20,000          21.75
 Chief Financial Officer and Treasurer

Vic Kulkarni ....................................................      21,917          37.22
 Vice President of Marketing

Shawn M. Hailey .................................................         --             --
 Senior Vice President of the Silicon Tool Division and Director

All current executive officers as a group
 (3 persons) ....................................................     595,000          27.39

All current directors (other than executive officers) as a group
 (3 persons) ....................................................      45,000          21.83

All employees, including current officers who are not executive
 officers, as a group (259 persons) .............................   1,603,000         $24.88


FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS GRANTED UNDER THE OPTION PLAN

    Options granted under the Option Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

    INCENTIVE STOCK OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.


    For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

    Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then generally the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will generally be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the amount of ordinary income recognized by the optionee. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

    NON-STATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    Special provisions of the Internal Revenue Code apply to the acquisition of Common Stock under a non-statutory option if the purchased shares are subject to repurchase by the Company. These special provisions may be summarized as follows:

       (i) If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date such repurchase right lapses with respect to such shares over (b) the exercise price paid for the shares.

       (ii) The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (a) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (b) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

    The Company will in general be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

    STOCK APPRECIATION RIGHTS. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will ordinarily be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

    STOCK ISSUANCES. The tax principles applicable to direct stock issuances under the Option Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of February 28, 1997 certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors, and the Named Officers named in the Summary Compensation Table and (iii) all current directors and Named Officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                            SHARES BENEFICIALLY
                                                                OWNED(1)(2)
                                                          ----------------------
                                                          NUMBER OF   PERCENTAGE
BENEFICIAL OWNER                                           SHARES      OF CLASS
--------------------------------------------------------- ----------- ----------

Amerindo Investment Advisors Inc.(3) .................... 5,778,503     22.9%

Van Wagoner Capital Management, Inc.(4) ................. 1,317,646      5.2

Gerald C. Hsu(5) ........................................   611,979      2.4

Y. Eric Cho .............................................   464,200      1.8

John P. Huyett(6) .......................................    70,060       *

Shawn M. Hailey ......................................... 1,955,727      7.8

Kim L. Hailey ........................................... 1,264,764      5.0

Vic Kulkarni(7) .........................................     6,057       *

Eric A. Brill(8) ........................................    20,000       *

Tench Coxe(9) ...........................................    55,356       *

Tatsuya Enomoto(10) .....................................    20,000       *

All directors and executive officers as a group (7
 persons including those listed above)(11) .............. 3,197,322     12.4%

----------

 *  Less than 1% of the outstanding shares of Common Stock.

 (1)Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. To the Company's knowledge, the entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2)The number of shares of Common Stock deemed outstanding includes shares issuable pursuant to stock options that may be exercised within sixty (60) days after February 28, 1997.

 (3)Based on Schedule 13D/A filed with the Securities and Exchange Commission as of February 28, 1997 and other information obtained by the Company, stockholder held sole voting power and sole dispositive power as to all of such shares. Amerindo Investment Advisors Inc.'s address is One Embarcadero Center, Suite 2300, San Francisco, California 94111.

 (4)Based on Schedule 13G filed with the Securities and Exchange Commission as of February 12, 1997 and other information obtained by the Company, stockholder held sole voting power and sole dispositive power as to all of such shares. Van Wagoner Capital Management, Inc.'s address is One Bush Street, Suite 1150, San Francisco, California 94104.

 (5)Includes options exercisable into 511,979 shares of Common Stock under the Option Plan.

 (6)Includes options exercisable into 69,000 shares of Common Stock under the Option Plan.

 (7)Includes options exercisable into 5,937 shares of Common Stock under the Option Plan.

 (8)Includes options exercisable into 20,000 shares of Common Stock under the Option Plan.

 (9)Includes options exercisable into 25,000 shares of Common Stock under the Option Plan.

(10)Includes options exercisable into 20,000 shares of Common Stock under the Option Plan.

(11) Also includes options exercisable into 645,979 shares of Common Stock under the Option Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Mr. Brill represented the Company in certain legal matters before joining the Board in November 11, 1996, and he continues to do so. He represented Gerald
C. Hsu, the Company's President and CEO, in certain Company-related matters before joining the Board, and he continues to represent Mr. Hsu in other matters. The law firm of Farella, Braun & Martel ("Farella"), with which Mr. Brill practiced prior to 1993, has represented, and continues to represent, the Company in certain matters. Farella has also represented, and continues to represent, Mr. Hsu in connection with certain litigation, including the pending lawsuit brought by Cadence Design Systems, Inc. against the Company, Mr. Hsu and others. Pursuant to indemnification provisions in the Company's Bylaws and in certain indemnification agreements between the Company and Mr. Hsu, the Company is obligated to pay Mr. Hsu's legal fees and expenses incurred in such litigation. During 1996, Mr. Brill received approximately $160,000 from the Company for legal services performed by Mr. Brill and Farella on behalf of the Company and Mr. Hsu, which amount includes a portion of the legal fees paid by the Company to Farella to which Mr. Brill is entitled under a contract between him and Farella.

    In May 1996, the Company loaned to Gerald C. Hsu, the Company's President, Chief Executive Officer and Chairman of the Board of Directors, $500,000. The loan is due in full on demand by the Company. The loan is interest free and is collateralized by the Common Stock of the Company held by Mr. Hsu.

    In January 1996, the Company loaned to John P. Huyett, the Company's Chief Financial Officer and Treasurer, $325,000. The loan is due in full on demand by the Company. The loan is interest free and is collateralized by a deed of trust on real property.

             EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

    None of the Company's executive officers has an employment or severance agreement with the Company, and their employment may be terminated at any time at the discretion of the Board.

    The Committee has the authority under the Option Plan to provide for the acceleration of vesting of the shares of Common Stock subject to the outstanding options held by the Chief Executive Officer and the Company's other executive officers under the Option Plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following a hostile take-over of the Company effected through a successful tender offer for more than 50% of the Company's outstanding Common Stock or through a change in the majority of the Board as a result of one or more contested elections for Board membership. See also "General Provisions" under the heading "Description of the Option Plan" for a discussion of the acceleration of vesting of all outstanding options under the Option Plan in the event of a sale or other disposition of the Company's assets or a merger or consolidation in which 50% or greater of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction.

                          COMPENSATION COMMITTEE REPORT

    The Committee has the exclusive authority to establish the level of base salary payable to the Chief Executive Officer ("CEO"), to administer the Option Plan with respect to executive officers, and to supervise the administration of the Employee Stock Purchase Plan. In addition, the Committee has the responsibility for approving the individual bonus program to be in effect for the CEO. The CEO has the exclusive authority to establish the level of base salary payable to all other employees of the Company, including all executive officers, subject to the approval of the Committee. In addition, the CEO has the responsibility for approving the bonus programs to be in effect for all other executive officers and other key employees each fiscal year, subject to the approval of the Committee.

    For 1996, the process utilized by the CEO in determining executive officer compensation levels took into account both qualitative and quantitative factors. Among the factors considered by the CEO were informal surveys conducted by Company personnel among local companies. However, the CEO made the final compensation decisions concerning such officers.

    GENERAL COMPENSATION POLICY. The CEO's fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon overall Company performance, their individual contribution to the financial success of the Company and their personal performance. It is the CEO's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance, as well as upon his or her own level of performance. Accordingly, each executive officer's compensation package consists of: (i) base salary, (ii) cash bonus awards and (iii) long-term stock-based incentive awards.

    In preparing the performance graph for this Proxy Statement, the Company has selected The Nasdaq Stock Market U.S. Total Return Index and the Nasdaq Computer & Data Processing Stocks Total Return Index for The Nasdaq Stock Market. The companies included in the Company's informal survey are not necessarily those included in the Indices, because they were determined not to be competitive with the Company for executive talent or because compensation information was not available to the Company.

    BASE SALARY. The base salary for each executive officer is set on the basis of personal performance and the salary level in effect for comparable positions at companies that compete for executive talent on the basis of informal surveys conducted by the Company.

    ANNUAL CASH BONUSES. Each executive officer has an established bonus target each fiscal year. The annual pool of bonuses for executive officers is determined on the basis of the Company's achievement of the financial performance targets established at the start of the fiscal year, a range for the executive's contribution and a measure of customer satisfaction. For 1996, the Company exceeded its performance targets. Actual bonuses paid reflect an individual's accomplishment of both corporate and functional objectives, with greater weight being given to achievement of corporate rather than functional objectives.

    LONG-TERM INCENTIVE COMPENSATION. During 1996, the Committee, in its discretion, made option grants to Gerald C. Hsu, and the CEO made option grants, with the approval of the Committee, to Y. Eric Cho and John P. Hyuett under the Option Plan. Generally, a significant grant is made in the year that an officer commences employment and no grant is made in the second year. Generally, the size of each grant is set at a level that the CEO deems appropriate, subject to the approval of the Committee, to create a meaningful opportunity for stock ownership based upon the individual's position with the Company, the individual's potential for future responsibility and promotion, the individual's performance in the recent period and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the CEO's discretion.

    Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. The option vests in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company, and the vesting schedule is adjusted to reflect existing grants to ensure a meaningful incentive in each year following the year of grant. Accordingly, the option will provide a return to the executive officer only if he remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

    CEO COMPENSATION. The annual base salary for Mr. Hsu, the Company's President and CEO, was established by the Committee in January 1996. The Committee's decision was made primarily on the basis of Mr. Hsu's personal performance of his duties.

    The CEO's 1996 incentive compensation was entirely dependent upon the Company's financial performance and provided no dollar guarantees. The bonus paid to the CEO for 1996 was based on the same incentive plan as for all other officers. Specifically, a target incentive was established at the beginning of the year using an agreed-upon formula based on Company revenue and profit before interest. Each year, the annual incentive plan is reevaluated with a new achievement threshold and new targets for revenue and profit before interest. The option grant made to the CEO during 1996 was intended: (i) to reflect his prior service with the Company and (ii) to place a significant portion of his total compensation at risk, because the options will have no value unless there is appreciation in the value of the Company's Common Stock over the option term.

    TAX LIMITATION. As a result of federal tax legislation enacted in 1993, a publicly-held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. This limitation will be in effect for all fiscal years of the Company beginning after the Company's initial public offering. The stockholders approved the Option Plan, which includes a provision that limits the maximum number of shares of Common
Stock for which any one participant may be granted. Accordingly, any compensation deemed paid to an executive officer when he exercises an outstanding option under the Option Plan with an exercise price equal to the fair market value of the option shares on the grant date will not be subject to the $1 million limitation. Since it is not expected that the cash compensation to be paid to the Company's executive officers for the 1997 fiscal year will exceed the $1 million limit per officer, the Committee will defer any decision on whether to limit the dollar amount of all other compensation payable to the Company's executive officers to the $1 million cap.


                                                  Compensation Committee

                                                  Tench Coxe
                                                  Tatsoya Enomoto

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


    The members of the Committee are Messrs. Coxe and Enomoto. Mr. Kagle was a member of the Committee until his resignation in October 1996. Mr. Enomoto was appointed to the Committee upon the resignation of Mr. Kagle. Mssrs. Coxe, Kagle and Enomoto were not at any time during 1996, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board or the Committee.

                             STOCK PERFORMANCE GRAPH


    The graph set forth below compares the cumulative total stockholder return on the Company's Common Stock between June 7, 1995 (the date the Company's Common Stock commenced public trading) and December 31, 1996 with the cumulative total return of (i) The Nasdaq Stock Market Total Return Index (U.S. Companies) ("The Nasdaq Stock Market-U.S. Index") and (ii) the Nasdaq Computer & Data Processing Stocks Total Return Index for The Nasdaq Stock Market ("Nasdaq CDP Index"), over the same period. This graph assumes the investment of $100 on June 7, 1995 in the Company's Common Stock, The Nasdaq Stock Market-U.S. Index and the Nasdaq CDP Index, and assumes the reinvestment of dividends, if any.

    The comparisons shown in the graph below are based upon historical data, and the Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock. Information used in the graph was obtained from The Nasdaq Stock Market, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

         COMPARISON OF CUMULATIVE TOTAL RETURN AMONG AVANT! CORPORATION,
           THE NASDAQ STOCK MARKET-U.S. INDEX AND THE NASDAQ CDP INDEX


                           COMPARATIVE TOTAL RETURNS
          JUNE 7, 1995 THROUGH DECEMBER 31, 1996 FOR AVANT! CORPORATION


Avant!
Performance Graph Differentials
Quarterly

                                                         Nasdaq
                                        Nasdaq           Computer
                                        Stock            & Data
                                        Market           Processing
                          Avant!        (US)             Stocks
-------------------------------------------------------------------
            6/7/95       $100.00         $100.00         $100.00
           6/30/95       $128.30         $108.10         $111.13
           9/30/95       $155.66         $117.58         $121.40
          12/31/95        $72.64         $122.60         $126.85
           3/31/96        $90.57         $128.33         $132.81
           6/30/96        $87.74         $138.80         $147.62
           9/30/96       $113.21         $143.75         $150.56
          12/31/96       $119.81         $150.81         $156.60


    Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

    The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and the four other most highly compensated officers who were serving as such at the end of 1996 (collectively, the "Named Officers"), each of whose salary and bonus for 1996 exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries for that fiscal year.

                                      SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                                                     COMPENSATION
                                                                        AWARDS
                                                                      NUMBER OF
                                                                      SECURITIES
                                               ANNUAL COMPENSATION    UNDERLYING     ALL OTHER
                                             --------------------- -------------- --------------
                                                           BONUS                    COMPENSATION
      NAME AND PRINCIPAL POSITION       YEAR SALARY($)(1)  ($)(1)   OPTIONS (#)(2)      ($)
------------------------------------- ------ ---------- ---------- -------------- --------------
Gerald C. Hsu ..........................1996   250,000   350,000     175,000          --
 President, Chief Executive Officer     1995   150,000   250,000      50,000          --
 and Chairman of the Board of
 Directors

Y. Eric Cho(3) .........................1996   120,000   237,491      20,000          --
 Senior Vice President of Corporate     1995    90,000   206,536        --            --
 Operations and Director

John P. Huyett .........................1996   200,000    30,000      20,000         4,770(4)
 Chief Financial Officer and            1995   150,000    95,000      67,500        16,500(4)
 Treasurer

Vic Kulkarni ...........................1996   150,231    97,471        --         388,708(5)
 Vice President of Marketing            1995   110,237      --          --            --

Shawn M. Hailey ........................1996   185,966      --          --            --
 Senior Vice President of Silicon Tool  1995   180,000    98,010        --           1,648(6)
 Division
----------

(1) Amounts in this column include amounts earned in the stated year but not yet paid or paid in the subsequent year. Also, includes amounts deferred under the 401(k) plan.

(2) The Company did not grant any stock appreciation rights or make any long-term incentive payments during the years covered by the table.

(3) Bonus amounts include commissions earned in the year listed.

(4) Includes  reimbursed   moving  expenses  of  $13,500 in 1995,  and  includes
    matching  contributions by the Company to the 401(k) Plan in 1995 and  1996.

(5) Represents the difference between the fair market value of nonqualified stock options, which were exercised in 1996, and the exercise price.

(6) Consists of matching contributions of $1,000 under a predecessor 401(k) Profit Sharing Plan and $648 paid in premiums for Life and Accidental Death, Disability and Dismemberment Insurance.

    The following table contains information concerning the stock option grants made to each of the Named Officers in 1996. No stock appreciation rights were granted to these individuals during such year.

                      OPTION GRANTS IN LAST FISCAL YEAR
                             INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                   ------------------------------------                  VALUE AT ASSUMED
                     NUMBER OF    % OF TOTAL                           ANNUAL RATES OF STOCK
                     SECURITIES    OPTIONS                              PRICE APPRECIATION
                     UNDERLYING   GRANTED TO   EXERCISE                 FOR OPTION TERM(4)
                      OPTIONS     EMPLOYEES     PRICE     EXPIRATION -----------------------
NAME                GRANTED (#)    IN 1996    ($/SH)(3)      DATE        5%($)      10%($)
------------------ ------------ ------------ ---------- ------------ ----------- -----------
Gerald C. Hsu(1)  .175,000      10.92        19.00      5/28/06      2,091,075   5,299,194
Y. Eric Cho(2)  ... 20,000       1.25        21.75      7/16/06        273,569     693,278
John P. Huyett(2)   20,000       1.25        21.75      7/16/06        273,569     693,278
Vic Kulkarni ...... 21,917       1.37        37.22      5/30/06        513,021   1,300,095
Shawn M. Hailey  ..      0        --           --            --            --          --

----------
(1) The option becomes exercisable as to 25% of the option shares one year from the vesting commencement date and as to the balance ratably upon the optionee's completion of the next thirty-six (36) months of service.

(2) The option becomes exercisable as to 33% of the option shares on the third anniversary of the vesting commencement date, and as to the balance of the option shares in equal monthly installments ending on the ninth anniversary of the vesting commencement date.

(3) The exercise price for the options may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise. The plan administrator has the discretionary authority to reprice the options through the cancellation of those options and the grant of replacement options with an exercise price based on the fair market value of the option shares on the regrant date. The options have a maximum term of 10 years measured from the option grant date, subject to earlier termination in the event of the optionee's cessation of service with the Company. Under each of the options, the option shares will vest upon an acquisition of the Company by merger or asset sale, unless the unvested option shares are transferred to the acquiring entity. See "General Provisions" under the heading "Description of the Option Plan" for a discussion of the vesting of options in connection with such a transaction.

(4) The potential realizable value of the options reported above was calculated by assuming that the market price of the Common Stock of the Company appreciates 5% and 10% from the date of grant of the options until the expiration of the options. These assumed annual rates of appreciation were used in compliance with the rules of the Securities and Exchange Commission and are not intended to forecast future price appreciation of the Common Stock of the Company. The actual value realized from the options could be substantially higher or lower than the values reported above, depending upon the future appreciation or depreciation of the Common Stock during the option period and the timing of exercise of the options. Unless the executive officer remains employed until he vests in the option shares and the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

    The following table sets forth information concerning option exercises in 1996 and option holdings as of the end of 1996 with respect to each of the Named Officers. No stock appreciation rights were outstanding at the end of that year.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
                                                          NUMBER OF
                                VALUE REALIZED      SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                               (MARKET PRICE AT      UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                   SHARES       EXERCISE LESS           AT FY-END (#)              AT FY-END ($)(1)(2)
                 ACQUIRED ON      EXERCISE    ----------------------------- -----------------------------
      NAME       EXERCISE (#)    PRICE($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------- ------------- ---------------- ------------- --------------- ------------- ---------------
Gerald C. Hsu......70,000        1,615,600        497,396       127,604         14,756,797    1,626,953
Y. Eric Cho........     0                0              0        20,000                  0      200,000
John P. Huyett..... 9,000          177,030         31,500        80,000            541,080    1,214,900
Vic Kulkarni.......10,958          388,708          5,937        60,274             43,587    1,014,159
Shawn M. Hailey....     0                0              0             0                  0            0

(1) The amounts reported above under the column "Value Realized" merely reflect the amount by which the fair market value of the Common Stock of the Company on the date the option was exercised exceeded the exercise price of the option. The option holder does not realize any cash until the shares of Common Stock issued upon exercise of the options are sold.

(2) Based on the closing price of the Common Stock of the Company at December 31, 1996, as reported on the Nasdaq National Market, of $31.75 per share, less the exercise price payable for such shares.

                                 PROPOSAL NO. 3


             AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION


    On April 11, 1997, the Board authorized an amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.0001 per share ("Common Stock"), from 50,000,000 to 75,000,000. The stockholders are being asked to approve this proposed amendment. As of February 28, 1997, 25,184,497 shares of Common Stock were issued and outstanding and approximately 847,000 shares were reserved for issuance under the Company's Option Plan and Employee Stock Purchase Plan, the ISS option plan, the Anagram option plan, the Meta option plan, the FrontLine option plan, and the NexSyn option plan.

    The Board believes that the proposed increase is desirable so that, as the need may arise, the Company will have more flexibility to issue shares of Common Stock without the expense and delay of a special stockholders' meeting, in connection with possible future stock dividends or stock splits, equity financings, future opportunities for expanding the business through investments or acquisitions, management incentive and employee benefit plans and for other general corporate purposes.


    Authorized but unissued shares of the Company's Common Stock may be issued at such times, for such purposes and for such consideration as the Board may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable law or stock exchange policies.

    The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.

    The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Company has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                                 PROPOSAL NO. 4


                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

    The Company is asking the stockholders to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the year ending December 31, 1997. In the event the stockholders fail to ratify the appointment, the Board will reconsider its selection. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the Company's and its stockholders' best interests.

    Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1997.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    The members of the Board, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports which the Company received from such persons for their 1996 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one ore more of such persons that no annual Form 5 reports were required to be filed by them for the 1996 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent shareholders, except that the following individuals filed the Form 3 late:
Tatsuya Enomoto and Eric A. Brill. The following individual filed the Form 5 late, on which one transaction was reported late: Daniel Page. The following individual filed the Form 5 late, on which ten transactions were reported late:
Bruce Eastman. The following transactions were not timely reported: Y. Eric Cho reported one transaction late; Chi-Ping Hsu reported four transactions late; John P. Huyett reported two transactions late; Robert C. Kagle reported one transaction late; Yuh-Zen Liao reported one transaction late; and Stephen Wuu reported one transaction late.

                                    FORM 10-K

    THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR 1996, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO AVANT! CORPORATION, 1208 EAST ARQUES AVENUE, SUNNYVALE, CALIFORNIA 94086, ATTN: JOHN P. HUYETT, CHIEF FINANCIAL OFFICER.

                  STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

    Stockholder proposals that are intended to be presented at the 1998 Annual Meeting that are eligible for inclusion in the Company's proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than December 17, 1997 in order to be included. Such stockholder proposals should be addressed to Avant! Corporation, 1208 East Arques Avenue, Sunnyvale, California 94086, Attn: John P. Huyett, Chief Financial Officer.

                                  OTHER MATTERS

    The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.


                         BY ORDER OF THE BOARD OF  DIRECTORS,

                         Eric A. Brill
                         Secretary



Sunnyvale, California
April 17, 1997

                                 AVANT!, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN


                                   ARTICLE ONE
                               GENERAL PROVISIONS


       I.         PURPOSE OF THE PLAN


                  This 1995 Stock Option/Stock Issuance Plan is intended to promote the interests of Avant!, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                  Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

      II.         STRUCTURE OF THE PLAN

                  A. The Plan shall be divided into three separate equity programs:

                                   (i) the  Discretionary  Option Grant  Program
                  under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                                   (ii) the Stock  Issuance  Program under which
                  eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Corporation (or any Parent or Subsidiary), and

                                   (iii)  the  Automatic  Option  Grant  Program
                  under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

                  B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

     III.         ADMINISTRATION OF THE PLAN

                  A.  The  Primary  Committee  shall  have  sole  and  exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve (12)-month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the
Section  12(g)

Registration Date and ending with the date of his or her appointment to the Primary Committee, received an option grant or direct stock issuance under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary), other than pursuant to the Automatic Option Grant Program.

                  B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in these programs may, at the Board's discretion, be vested in the Primary
Committee or a Secondary Committee, or the Board may retain the power to administer these programs with respect to all such persons. The members of the Secondary Committee may be individuals who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

                  C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                  D. The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

                  E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

                  F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

      IV.         ELIGIBILITY

                  A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                                   (i) Employees,

                                   (ii) non-employee members of the Board (other
                  than those serving as members of the Primary Committee) or the board of directors of any Parent or Subsidiary, and

                                   (iii)   consultants  and  other   independent
                  advisors who provide services to the Corporation (or any Parent or Subsidiary).

                  B. The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine,
(i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

                  C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

                  D. The individuals eligible to receive option grants under the
Automatic Option Grant Program shall be (i) those individuals who are serving as non-employee Board members on the Effective Date or who are first elected or appointed as non-employee Board members after such date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after one or more Annual Stockholders Meetings held after the Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program on the Effective Date or at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her continued service as a non-employee Board member following one or more Annual Stockholders Meetings.

       V.         STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 4,292,333 shares.1

                  B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during the term of the Plan, beginning with the 1997 calendar year, by an amount equal to one percent (1%) of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year. No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

                  C. No one person participating in the Plan may receive options and direct stock issuances for more than 1,000,000 shares of Common Stock in the aggregate each calendar year over the term of the Plan.

                  D. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article Two. All shares issued under the Plan (including shares issued upon exercise of options incorporated from the Predecessor Plan), whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

                  E. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which the

---------------------
1 Such authorized share reserve includes (i) an additional increase of 750,000 shares authorized by the Board under the Plan on April 10, 1996 and approved by the stockholders at the 1996 Annual Stockholders Meeting, (ii) 226,758 shares added on January 1, 1997 pursuant to Article One, Section V.B, and (iii) an additional increase of 1,000,000 shares authorized by the Board under the Plan on April 11, 1997, subject to stockholder approval at the 1997 Annual Stockholders Meeting.

share reserve is to increase automatically each year, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances over the term of the Plan, (iv) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant Program and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO
                       DISCRETIONARY OPTION GRANT PROGRAM


       I.         OPTION TERMS

                  Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                  A.       Exercise Price.

                           1. The exercise price per share shall be fixed by the
Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise  price shall become  immediately  due
upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

                                   (i)  cash  or  check  made   payable  to  the
                  Corporation,

                                   (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                                   (iii) to the extent  the option is  exercised
                  for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                  C.       Effect of Termination of Service.

                           1. The following provisions shall govern the exercise
of any options held by the Optionee at the time of cessation of Service or death:

                                   (i) Any option outstanding at the time of the
                  Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                                   (ii) Any  option  exercisable  in whole or in
                  part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                                   (iii)  During  the  applicable   post-Service
                  exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

                                   (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                                   (v) In the event of a Corporate  Transaction,
                  the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

                           2. The Plan Administrator  shall have the discretion,
exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                   (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                                   (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

                  D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                  E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                  F. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

      II.         INCENTIVE OPTIONS

                  The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                  A. Eligibility. Incentive Options may only be granted to Employees.

                  B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

     III.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                  B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                  E. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

                  F. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or
(ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                  G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                  H. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      IV.         CANCELLATION AND REGRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

       V.         STOCK APPRECIATION RIGHTS

                  A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

                  B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                                   (i) One or more  Optionees may be granted the
                  right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (A) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares.

                                   (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                                   (iii) If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (A) five (5) business days after the receipt of the rejection notice or (B) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

                  C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                                   (i) One or more  Section 16  Insiders  may be
                  granted limited stock appreciation rights with respect to their outstanding options.

                                   (ii)  Upon  the   occurrence   of  a  Hostile
                  Take-Over, each such individual holding one or more options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                                   (iii) Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

                                   (iv) The balance of the option (if any) shall
                  continue in full force and effect in accordance with the documents evidencing such option.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM


       I.         STOCK ISSUANCE TERMS

                  Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

                  A.      Purchase Price.

                           1. The purchase price per share shall be fixed by the
Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the stock issuance date.

                           2. Subject to the  provisions of Section I of Article
Five, shares of Common Stock may be issued under the Stock Issuance Program for one or both of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                                   (i)  cash  or  check  made   payable  to  the
                  Corporation, or

                                   (ii)   past   services    rendered   to   the
                  Corporation (or any Parent or Subsidiary).

                  B.       Vesting Provisions.

                           1.  Shares of  Common  Stock  issued  under the Stock
Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                                   (i) the Service period to be completed by the
                  Participant or the performance objectives to be attained,

                                   (ii) the number of  installments in which the
                  shares are to vest,

                                   (iii) the interval or intervals (if any) which are to lapse between installments, and

                                   (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

                           2. Any new,  substituted or additional  securities or
other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                           3. The Participant shall have full stockholder rights
with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                           4. Should the Participant  cease to remain in Service
while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                           5. The Plan Administrator may in its discretion waive
the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

      II.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                  B. Any repurchase rights that are assigned in the Corporate Transaction shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

                  C. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to (i) provide for the automatic termination of one or more outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those rights upon the occurrence of a Change in Control or (ii) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Participant's Service within a specified period following the effective date of such Change in Control.

     III.         SHARE ESCROW/LEGENDS

                  Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR
                         AUTOMATIC OPTION GRANT PROGRAM

       I.         OPTION TERMS

                  A. Grant Dates. Option grants shall be made on the dates specified below:

                           1. Each Eligible Director who is a non-employee Board
member on the Effective Date and each Eligible Director who is first elected or appointed as a non-employee Board member after such date shall automatically be granted, on the Effective Date or on the date of such initial election or appointment (as the case may be), a Non-Statutory Option to purchase 20,000 shares of Common Stock.

                           2. On the date of each Annual  Stockholders  Meeting,
beginning with the 1996 Annual Meeting, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such 5,000-share option grants any one Eligible Director may receive over his or her period of Board service.

                  B.       Exercise Price.

                           1. The exercise price per share shall be equal to one
hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise price shall be payable in one or more
of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

                  D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each annual grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

                  E. Effect of Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                                   (i)  The  Optionee   (or,  in  the  event  of
                  Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                                   (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                                   (iii) Should the Optionee cease to serve as a
                  Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

                                   (iv) In no  event  shall  the  option  remain
                  exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

      II.         CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

                  D. The grant of  options  under  the  Automatic  Option  Grant
Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III.         AMENDMENT OF THE AUTOMATIC OPTION GRANT PROGRAM

                  The provisions of this Automatic Option Grant Program, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

      IV.         REMAINING TERMS

                  The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE

                                  MISCELLANEOUS


       I.         FINANCING

                  A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

                  B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

      II.         TAX WITHHOLDING

                  A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                  B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                                   (i) Stock  Withholding:  The election to have
                  the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                                   (ii) Stock Delivery:  The election to deliver
                  to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes)
                  with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     III.         EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Plan became effective on the Effective Date and the initial options under the Automatic Option Grant Program were made to the Eligible Directors at that time. The Plan serves as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Effective Date. All options outstanding under the Predecessor Plan as of such date were incorporated into the Plan and treated as outstanding options under the Plan, upon approval of the Plan by the
Corporation's stockholders. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

                  B. One or more provisions of the Plan including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

                  C. On April 10, 1996, the Board approved an increase in the number of shares issuable under the Plan by 750,000 shares to 3,065,575 shares and the Corporation's stockholders approved the amendment at the 1996 Annual Stockholders Meeting. On April 11, 1997, the Board amended the Plan to increase the number of shares issuable under the Plan by 1,000,000 shares to 4,292,333 shares, to change the per person limit to a calendar year limit in lieu of a limit over the term of the Plan, and to effect certain other changes, subject to approval by the Corporation's stockholders at the 1997 Annual Stockholders Meeting. No option granted on the basis of the 1,000,000-share increase may be exercised and no stock may be issued on the basis of such increase until such stockholder approval has been obtained. Should stockholder approval not be obtained at the 1997 Annual Meeting, then any option granted on the basis of such increase shall immediately expire and no further options may be granted on the basis of such increase. Subject to the foregoing restrictions, options may be granted and stock may be awarded on the basis of such increase at any time after the Board's approval of such increase. The provisions in the 1997 restatement of the Plan shall apply only to options and stock awards granted under the Plan from and after the date of Board approval of such restatement. All options and stock awards granted under the Plan immediately prior to the 1997 restatement shall continue to be governed by the terms and conditions of the Plan (and the instrument evidencing each such option or stock award) as in effect on the date each such option or stock award was previously granted, and nothing in the 1997 amendment shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options or stock awards with respect to the acquisition of shares of Common Stock thereunder.

                  B. The Plan shall terminate upon the earliest of (i) March 31, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate
Transaction. Upon such Plan termination, all options and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

      IV.         AMENDMENT OF THE PLAN

                  A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, (i) no such amendment or modification shall adversely affect the rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification, and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with the limitations of that program. In addition, the Board shall not, without the approval of the Corporation's stockholders, (i) materially increase the maximum number of shares issuable under the Plan, the number of shares for which options may be granted under the Automatic Option Grant Program or the maximum number of shares for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate over the term of the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization or (ii) materially modify the eligibility requirements for Plan participation.

                  B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically canceled and cease to be outstanding.

       V.         USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

      VI.         REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or
(ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

                  B. No shares of Common  Stock or other  assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     VII.         NO EMPLOYMENT/SERVICE RIGHTS

                  Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX


                  The following definitions shall be in effect under the Plan:

                  A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

                  B. Board shall mean the Corporation's Board of Directors.

                  C.  Change in  Control  shall  mean a change in  ownership  or
control  of  the   Corporation   effected   through   either  of  the  following
transactions:

                                   (i) the acquisition,  directly or indirectly,
                  by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                                   (ii) a change in the composition of the Board
                  over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

                  D. Code shall mean the Internal Revenue Code of 1986, as amended.

                  E. Common Stock shall mean the Corporation's common stock.

                  F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                                   (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction; or

                                   (ii) the sale,  transfer or other disposition
                  of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

                  G.   Corporation   shall  mean   Avant!,   Inc.,   a  Delaware
corporation.

                  H.   Discretionary   Option  Grant   Program  shall  mean  the
discretionary option grant program in effect under the Plan.

                  I. Domestic Relations Order shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

                  J.   Effective   Date   shall  mean  the  date  on  which  the
Underwriting Agreement is executed and the initial public offering price of the Common Stock is established.

                  K. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

                  L. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                  M. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

                  N. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                                   (i) If the Common Stock is at the time traded
                  on the Nasdaq National Market, then the Fair Market Value shall be the closing price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing price for the Common Stock on the date in question, then the Fair Market Value shall be the closing price on the last preceding date for which such quotation exists.

                                   (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                                   (iii) For  purposes of option  grants made on
                  the Effective Date, the Fair Market Value shall be deemed to be equal to the initial public offering price per share of Common Stock established at the time the Underwriting Agreement is executed.

                  O. Hostile Take-Over shall mean a change in ownership of the Corporation effected through the following transaction:

                                   (i) the acquisition,  directly or indirectly,
                  by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

                                   (ii) more  than  fifty  percent  (50%) of the
                  securities  so acquired are accepted  from persons  other than
                  Section 16 Insiders.

                  P. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

                  Q. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

                                   (i) such individual's  involuntary  dismissal
                  or discharge by the Corporation for reasons other than Misconduct, or

                                   (ii) such individual's  voluntary resignation
                  following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

                  R. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or

Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

                  S. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

                  T. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

                  U. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

                  V. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  W. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

                  X. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more.

                  Y. Plan shall mean the Corporation's 1995 Stock Option/Stock Issuance Plan, as set forth in this document.

                  Z. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

                  AA. Predecessor Plan shall mean the Corporation's existing 1993 Stock Option/Stock Issuance Plan.

                  BB. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

                  CC. Qualified Domestic Relations Order shall mean a Domestic Relations Order which substantially complies with the requirements of Code
Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

                  DD. Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

                  EE. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

                  FF. Section 12(g) Registration Date shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

                  GG. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

                  HH. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

                  II. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

                  JJ. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

                  KK. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  LL. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

                  MM. Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of such holder's options or the vesting of his or her shares.

                  NN. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                  OO. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

APPENDIX A

P                              AVANT! CORPORATION
R
O                 ANNUAL MEETING OF STOCKHOLDERS, MAY 15, 1997
X
Y        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               AVANT! CORPORATION

    The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on May 15, 1997 and the Proxy Statement and appoints Gerald C. Hsu and John P. Huyett, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Avant! Corporation (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders to be held at the Company's principal executive offices at 1208 East Arques Avenue, Sunnyvale, California on Thursday, May 15, 1997, at 4:00 p.m. local time and at any adjournment or postponement thereof (the "Annual Meeting"), with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                     SEE REVERSE
                                                                            SIDE

[X] Please mark votes
    as in example

The Board of Directors recommends a vote FOR each of the nominess listed below and a vote FOR the other proposals. This Proxy, when properly executed, will be voted as specified below. This Proxy will be voted FOR the election of the nominees listed below and FOR the other proposals if no specification is made.

1. To elect the following directors to serve for a term        2. To   approve  an  amendment to the     FOR     AGAINST     ABSTAIN
   ending upon  the 1998 Annual Meeting of Stockholders           Company's  1995 Stock Option/Stock
   or until their successors are elected and qualified:           Issuance   Plan  to  increase  the     [ ]       [ ]         [ ]
                                                                  number  of  shares  Common   Stock
                                                                  authorized for issuance thereunder
                                                                  by 1,000,000 shares.

Nominees: Gerald C. Hsu, Y. Eric Cho, Eric A. Brill
Tench Coxe and Tatsuya Enomoto
   For                                                         3. To   approve  an   amendment  to   the   FOR    AGAINST    ABSTAIN
   All       [ ]      [ ]  Withhold                               Company's Certificate of Incorporation   [ ]      [ ]        [ ]
Nominees                   Authority                              increasing the number of shares of the
                          To Vote For                             Company's  Common  Stock  reserve  for
                          All Nominees                            issuance thereunder by 25,000,000 shares.

[ ]
   ----------------------------------------                    4. To  ratify the appointment of  KPMG Peat   FOR   AGAINST   ABSTAIN
For all nominees, except for any nominee(s)                       Marwick LLP as the Company's independent   [ ]     [ ]      [ ]
whose name is written in the space provided                       auditors  for  the  fiscal  year  ending
above.                                                            December 31, 1997.


                                                               5. To transact  such other  business as may properly  come before the
                                                                  Annual Meeting and at any adjournment or postponement thereof.


                                                                             MARK HERE
                                                                            FOR ADDRESS        [ ]
                                                                             CHANGE AND
                                                                            NOTE AT LEFT.

                                                               Please sign your name.

                                                               Signature:                      Date:
                                                                         ---------------------      -------
                                                               Signature:                      Date:
                                                                         ---------------------      -------